Exhibit 10.11

Customer Agreement

                                                                                                                           Agreement No. YH-RAJ-20108-0047
Agreement Dated: 2010-8-23

          Party A: Foshan Nanhai Rianju Construction Materials Co., Ltd.
          Party B: Simply Good Limited

WITNESSETH

          WHEREAS, the parties hereto desire to enter into this Agreement to define and set forth the terms and conditions of the sales and purchase between Party A and Party B;

1.	Item: Plywood
2.	Class: CC/CC
3.	Glue: PF Resin

Specification			Number of Packages	Number of Units	Quantity(M3)	Price per Unit	Total Price	Note
Thickness	Length	Width
21.00	2.44	1.22	131	5,628	351.822	2,350	826,781.70

Total			131	5,628	351.822		826,781.70

4.	Quality Requirements
(1)	Thickness Error Allowance: +/-0.3mm
(2)	Out of Factory Water Content: below 12%
(3)	No mould.
5.	Packaging: regular
6.	Time of Delivery: September 9, 2010
7.	Place of Delivery: at the place of supplier
8.	Payment Method: The payment shall be made to the independent third party Optimost Investment Limited within 90 days.
9.
Neither Party shall modify or terminate this Agreement without mutual agreement by both Parties, otherwise it shall be deemed to constitute a breach of contract and the non-breaching party shall be entitled to the remedy of expectation damages.

10.	Arbitration: Any disputes of this Agreement shall be submitted for arbitration.
11.	This Agreement is executed in two (2) copies with each party holding one copy.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and become effective as of the date first above written upon the signature and seals by both parties.

           Party A:  Foshan Nanhai Rianju Construction Materials Co., Ltd. (sealed)

           Party B: Simply Good Limited (sealed)

Date: August 23, 2010

Customer Agreement

                                                                                                                           Agreement No. YH-RAJ-20108-0059
                     Agreement Dated: 2010-8-30

          Party A: Foshan Nanhai Rianju Construction Materials Co., Ltd.
          Party B: Simply Good Limited

WITNESSETH

          WHEREAS, the parties hereto desire to enter into this Agreement to define and set forth the terms and conditions of the sales and purchase between Party A and Party B;

1.	Item: Plywood
2.	Class: A/A
3.	Glue: PF Resin

Specification			Number of Packages	Number of Units	Quantity(M3)	Price per Unit	Total Price	Note
Thickness	Length	Width
25.00	2.44	1.22	112	4,031	299.987	2,950	884,961.65

Total			112	4,031	299.987		884,961.65

4.	Quality Requirements
(4)	Thickness Error Allowance: +/-0.3mm
(5)	Out of Factory Water Content: below 12%
(6)	No mould.
5.	Packaging: regular
6.	Time of Delivery: September 14, 2010
7.	Place of Delivery: at the place of supplier
8.	Payment Method: The payment shall be made to the independent third party Optimost Investment Limited within 90 days.
9.
Neither Party shall modify or terminate this Agreement without mutual agreement by both Parties, otherwise it shall be deemed to constitute a breach of contract and the non-breaching party shall be entitled to the remedy of expectation damages.

10.	Arbitration: Any disputes of this Agreement shall be submitted for arbitration.
11.	This Agreement is executed in two (2) copies with each party holding one copy.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and become effective as of the date first above written upon the signature and seals by both parties.

           Party A:  Foshan Nanhai Rianju Construction Materials Co., Ltd. (sealed)

           Party B: Simply Good Limited (sealed)

Date: August 30, 2010

Customer Agreement

                                                                                                                           Agreement No. YH-RAJ-20109-0011
Agreement Dated: 2010-9-8

          Party A: Foshan Nanhai Rianju Construction Materials Co., Ltd.
          Party B: Simply Good Limited

WITNESSETH

          WHEREAS, the parties hereto desire to enter into this Agreement to define and set forth the terms and conditions of the sales and purchase between Party A and Party B;

1.	Item: Plywood
2.	Class: B/B
3.	Glue: PF Resin

Specification			Number of Packages	Number of Units	Quantity(M3)	Price per Unit	Total Price	Note
Thickness	Length	Width
25.00	2.44	1.22	109	3,902	290.387	2,650	769,525.55

Total			109	3,902	290.387		769,525.55

4.	Quality Requirements
(7)	Thickness Error Allowance: +/-0.3mm
(8)	Out of Factory Water Content: below 12%
(9)	No mould.
5.	Packaging: regular
6.	Time of Delivery: September 24, 2010
7.	Place of Delivery: at the place of supplier
8.	Payment Method: The payment shall be made to the independent third party Optimost Investment Limited within 90 days.
9.
Neither Party shall modify or terminate this Agreement without mutual agreement by both Parties, otherwise it shall be deemed to constitute a breach of contract and the non-breaching party shall be entitled to the remedy of expectation damages.

10.	Arbitration: Any disputes of this Agreement shall be submitted for arbitration.
11.	This Agreement is executed in two (2) copies with each party holding one copy.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and become effective as of the date first above written upon the signature and seals by both parties.

           Party A:  Foshan Nanhai Rianju Construction Materials Co., Ltd. (sealed)

           Party B: Simply Good Limited (sealed)

Date: September 8, 2010